                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                   14.5% SENIOR EXCHANGEABLE PREFERRED STOCK
                      DUE 2008, $0.01 PAR VALUE PER SHARE,
                        WHICH HAS BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,

                          FOR ANY AND ALL OUTSTANDING

              14.5% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2008,

                                       OF

                         BRAND SCAFFOLD SERVICES, INC.

                 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
                   EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
                  ______________, 1998 (THE "EXPIRATION DATE")
                UNLESS EXTENDED BY BRAND SCAFFOLD SERVICES, INC.

                                EXCHANGE AGENT:

                       U.S. TRUST COMPANY OF TEXAS, N.A.


      By Hand or Overnight             Facsimile Transmissions:        By Registered or Certified
           Delivery:                 (Eligible Institutions Only)                 Mail:

     U.S. Trust Company of                  (214) 754-1303                U.S. Trust Company of
          Texas, N.A.                                                          Texas, N.A.
        2001 Ross Avenue               To Confirm by Telephone              2001 Ross Avenue
           Suite 2700                  or for Information Call:                Suite 2700
        Dallas, TX 75201                    (214) 754-1255                  Dallas, TX 75201
   Attention: Corporate Trust                                           Attention: Corporate Trust
            Division                                                            Division


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated __________, 1998 (the "PROSPECTUS") of Brand Scaffold Services, Inc. (the "COMPANY") which, together with this Letter of Transmittal (the "LETTER OF TRANSMITTAL"), describes the Company's offer (the "EXCHANGE OFFER") to exchange one share of 14.5% Senior Exchangeable Preferred Stock due 2008, $0.01 par value per share (the "NEW PREFERRED STOCK") for each share of outstanding 14.5% Senior Exchangeable Preferred Stock due 2008, $0.01 par value per share (the "OLD PREFERRED STOCK"). The terms of the New Preferred Stock are identical in all material respects to the terms of the Old Preferred Stock for which they may be exchanged pursuant to the Exchange Offer, except that the offering of the New Preferred Stock will have been registered under the Securities Act of 1933, as amended, and, therefore, the New Preferred Stock will not be subject to certain transfer restrictions and registration rights applicable to the Old Preferred Stock.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal (unless the undersigned has acknowledged receipt of and agreed to be bound by this Letter of Transmittal through the ATOP of DTC) to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE
PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the shares of Old Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Number of Shares should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF OLD PREFERRED STOCK TENDERED HEREWITH
----------------------------------------------------------------------------------------------------------
NAME(S) AND                  CERTIFICATE              AGGREGATE NUMBER          AGGREGATE NUMBER
ADDRESS(ES) OF               NUMBERS(S)*              OF SHARES                 OF SHARES
REGISTERED HOLDER(S)                                  REPRESENTED               TENDERED**
(PLEASE FILL IN)                                      BY CERTIFICATE(S)*
                           -------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                             Total
----------------------------------------------------------------------------------------------------------
*Need not be completed by book-entry holders.
**Unless otherwise indicated, the number of shares represented by all Old Preferred Stock Certificates identified herein or delivered to the Exchange Agent herewith shall be deemed tendered.  See Instruction
2.
----------------------------------------------------------------------------------------------------------

         This Letter of Transmittal is to be used if certificates for Old Preferred Stock are to be forwarded herewith.

         Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name shares of Old Preferred Stock are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered holder or any person whose shares of Old Preferred Stock are held of record by DTC or its nominee who desire to deliver such shares of Old Preferred Stock by book-entry transfer at DTC.

         Holders whose shares of Old Preferred Stock are not immediately available or who cannot deliver their shares of Old Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their shares of Old Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."


[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
           DELIVERY AND COMPLETE THE FOLLOWING:

           Name of Registered Holder(s)
                                       ------------------------------

           ----------------------------------------------------------

           Name of Eligible Institution that Guaranteed Delivery

           ----------------------------------------------------------

           IF DELIVERED BY BOOK-ENTRY TRANSFER:

           Account Number
                         --------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           Name:
                ------------------------------------------------------

           Address:
                  ----------------------------------------------------

           -----------------------------------------------------------


           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described shares of Old Preferred Stock. Subject to, and effective upon, the acceptance for exchange of the shares of Old Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Old Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the shares of Old Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of Old Preferred Stock and to acquire shares of New Preferred Stock issuable upon the exchange of such tendered shares of Old Preferred Stock, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered shares of Old Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of Old Preferred Stock or transfer ownership of such shares of Old Preferred Stock on the account books maintained by The Depository Trust Company.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the shares of Old Preferred Stock tendered hereby and, in such event, the shares of Old Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         By tendering, each holder of Old Preferred Stock represents to the Company that (i) the New Preferred Stock acquired pursuant to the Exchange Offer is being obtained in the ordinary course of business of the person receiving such Preferred Stock, whether or not such person is such holder, (ii) neither the holder of Old Preferred Stock nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Preferred Stock, (iii) if the holder is not a broker-dealer or is a broker-dealer but will not receive shares of New Preferred Stock for its own account in exchange for shares of Old Preferred Stock, neither the holder nor any such other person is engaged in or intends to participate in a distribution of the New Preferred Stock and (iv) neither the holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or if such holder is an "affiliate", that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering holder is a broker-dealer (whether or not it is also an "affiliate") that will receive shares of New Preferred Stock for its own account in exchange for shares of Old Preferred Stock, it represents that the shares of Old Preferred Stock to be exchanged for the shares of New Preferred Stock were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such shares of New Preferred Stock. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such shares of New Preferred Stock, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered shares of Old Preferred Stock may be withdrawn at any time prior to the Expiration Date.

         Certificates for all New Preferred Stock delivered in exchange for tendered Old Preferred Stock and any Old Preferred Stock delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                         TENDERING HOLDER(S) SIGN HERE



-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                           Signature(s) of Holder(s)


Dated: ______________, 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for shares of Old Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the shares of Old Preferred Stock are held of record by DTC or its nominee, the person in whose name such shares of Old Preferred Stock are registered on the books of DTC. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please print)

Capacity (full title):
                      ---------------------------------------------------------


Address:
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.
                           ----------------------------------------------------


-------------------------------------------------------------------------------
                             Tax Identification No.


                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature:
                     ----------------------------------------------------------


Name:
     --------------------------------------------------------------------------


Title:
      -------------------------------------------------------------------------


Address:
        -----------------------------------------------------------------------


Name of Firm:
             ------------------------------------------------------------------


Area Code and Telephone No.
                           ----------------------------------------------------

Dated: ____________, 1998

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


         1 DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered shares of Old Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent's account at The Depository Trust Company of shares of Old Preferred Stock tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof (unless the holder of such shares of Old Preferred Stock acknowledges receipt of and agrees to be bound by this Letter of Transmittal through the ATOP of DTC), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES OF OLD PREFERRED STOCK AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

         Holders whose shares of Old Preferred Stock are not immediately available or who cannot deliver their shares of Old Preferred Stock and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their shares of Old Preferred Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined therein); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution, a letter, telegram or facsimile transmission setting forth the name and address of the tendering holder, the names in which such shares of Old Preferred Stock are registered, and, if possible, the certificate numbers of the shares of Old Preferred Stock to be tendered; and (iii) all tendered shares of Old Preferred Stock (or a confirmation of any book-entry transfer of such shares of Old Preferred Stock into the Exchange Agent's account at The Depository Trust Company) as well as this Letter of Transmittal (unless the holder of such shares of Old Preferred Stock acknowledges receipt of and agrees to be bound by this Letter of Transmittal through the ATOP of DTC) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of Old Preferred Stock for exchange.

         2 PARTIAL TENDERS; WITHDRAWALS. If less than the entire number of shares of Old Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate number of shares tendered in the box entitled "Aggregate Number of Shares Tendered." A newly issued certificate for the aggregate number of shares of Old Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration

Date. All shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Tenders of shares of Old Preferred Stock pursuant to the Exchange Offer are irrevocable, except that shares of Old Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered shares of Old Preferred Stock to be withdrawn, the number of shares of Old Preferred Stock delivered for exchange, a statement that such holder is withdrawing its election to have such shares of Old Preferred Stock exchanged, and the name of the registered holder of such shares of Old Preferred Stock, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of Old Preferred Stock being withdrawn. The Exchange Agent will return the properly withdrawn shares of Old Preferred Stock promptly following receipt of notice of withdrawal. If shares of Old Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn shares of Old Preferred Stock or otherwise comply with The Depository Trust Company's procedures.

         3 SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

         If any of the shares of Old Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of shares of Old Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Old Preferred Stock.

         When this Letter of Transmittal is signed by the registered holder or holders of shares of Old Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the shares of Old Preferred Stock listed, such shares of Old Preferred Stock must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the shares of Old Preferred Stock.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the shares of Old Preferred Stock are tendered:
(i) by a registered holder of such shares of Old Preferred Stock and the certificates for shares of New Preferred Stock to be issued in exchange therefor are to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered holder; or (ii) for the account of any Eligible Institution.

         4 TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, New Preferred Stock is to be delivered to, or is to be registered or issued in the name of, any person other than the registered holder of the Old Preferred Stock tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

         5 WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         6 MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF OLD PREFERRED STOCK. Any holder whose shares of Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

         7 REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth below. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 15450 South Outer Highway 40, #270, Chesterfield, Missouri 63017, Attention:
Jeff Peterson.

         8 IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or shares of Old Preferred Stock will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular shares of Old Preferred Stock covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

         9 DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OF OLD PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE UNLESS THE EXCHANGE OFFER IS ACCEPTED THROUGH THE ATOP OF DTC.